METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A                     SERVICER CERTIFICATE FOR JUNE 1998                      EXHIBIT 99.2

$304,203,000   Class A 6.85% Asset Backed Notes
$26,452,783    Class B Fixed Rate Asset Backed Notes

Transfer (Payment) Date                                                                                                    20-Jul-98

Collection Period Begin Date                                                                                               01-Jun-98

Collection Period End Date                                                                                                 30-Jun-98

Days in accrual period (30/360)                                                                                                   30

Month(s) in Revolving Period                                                                                                      14


PART I -- MONTHLY DATA INPUT

Deposits to Collection Account                                                                                        $11,776,919.33

     Collections Allocable to Principal Funding Account                                                                $9,347,931.35

     Collections Allocable to Interest Payment Account                                                                 $2,428,987.98


Miscellaneous Data
     Initial Pool Balance                                                                                            $330,655,783.00

     Current Pool Balance (including addition of Subsequent Receivables)                                             $330,655,783.00

     Subsequent Receivables Purchased                                                                                  $9,330,083.50

     Current APR of Pool                                                                                                       8.17%

     Remaining Residual Amount                                                                                         $1,435,488.18

     Obligor Over-Concentration Amount                                                                                         $0.00

     Cumulative Net Losses                                                                                                     $0.00

     Deliquencies - 60 to 90 Days                                                                                              $0.00

     Deliquencies - Over 90 Days                                                                                         $289,671.00

     Realized Losses (Current Period)                                                                                          $0.00

     Recoveries                                                                                                                $0.00

     Acquired Receivables - Transferor (Current Period)                                                                        $0.00

     Acquired Receivables - Servicer (Current Period)                                                                          $0.00

     Investment Earnings
          Collection Account                                                                                              $44,585.08

          Principal Funding Account                                                                                        $8,897.58

          Reserve Account                                                                                                 $20,159.99

     Total Investment Earnings                                                                                            $73,642.65

------------------------------------------------------------------------------------------------------------------------------------

PART II -- SUMMARY

Total Principal Balance of Notes (Beginning of Period)                                                               $330,655,783.00

     Class A Note Beginning Principal Balance                                                                        $304,203,000.00

     Class B Note Beginning Principal Balance                                                                         $26,452,783.00


Total Principal Balance of Notes (End of Period)                                                                     $330,655,783.00

     Class A Note Principal Balance (End of Period)                                                                  $304,203,000.00

          Class A Note Pool Factor (End of Period)                                                                         1.0000000

     Class B Note Principal Balance (End of Period)                                                                   $26,452,783.00

          Class B Note Pool Factor (End of Period)                                                                         1.0000000


Collection Account Deposit
     Total Collections and Investment Income for the Period                                                           $11,850,561.98


Administration Fee Accrued during this Period                                                                                $500.00


Principal Funding Account (PFA)                                                                                        $9,461,926.61

     Class A Noteholders' Principal Distributable Amount                                                                       $0.00

     Class B Noteholders' Principal Distributable Amount                                                                       $0.00


Interest Payment Account (IPA)                                                                                         $1,887,493.43

     Noteholders' Class A Interest Distributable Amount                                                                $1,736,492.13

     Noteholders' Class B Interest Distributable Amount                                                                  $151,001.30


Servicing Fees Accrued during this Period                                                                                $137,773.24


Reserve Account
     Beginning Reserve Account Balance                                                                                 $4,742,046.01

     Distribution from Reserve Account for Shortfalls                                                                          $0.00

     Deposits to Reserve Account from PFA/IPA                                                                                  $0.00


     Ending Reserve Account Balance                                                                                    $4,742,046.01

====================================================================================================================================


METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A                     SERVICER CERTIFICATE FOR JUNE 1998                      EXHIBIT 99.2

PART III -- SERVICING CALCULATIONS

Initial Pool Balance                                                                                                 $330,655,783.00

Pool Balance (Beginning of Collection Period)                                                                        $330,655,783.00

Pool Balance (End of Collection Period)                                                                              $330,655,783.00


Total Collections                                                                                                     $11,850,561.98

     Collections Allocable to Principal Funding Account                                                                $9,347,931.35

     Collections Allocable to Interest Payment Account                                                                 $2,428,987.98

Prior Principal Funding Account Balance                                                                                  $113,995.26

Recoveries                                                                                                                     $0.00

Investment Income for the Period                                                                                          $73,642.65


Principal Funding Account (PFA)                                                                                        $9,461,926.61

Interest Payment Account (IPA)                                                                                         $2,502,630.63


Principal Distributable Amount                                                                                         $9,461,926.61


1.   Trigger Tests

(a)  Are cumulative net losses >=3.00% of the Original Pool Balance?                                                        NO
(b)  Has the Reserve Account been below the Specified Reserve Account Balance for 3 consecutive months?                     NO
(c)  Has the avg of the Trust Yields been less than the avg of the Base Rates for 3 consecutive months?                     NO
(d)  Has the Pool Balance been less than the Note Balance for 3 consecutive months?                                         NO
          Has an Early Amortization Event Occurred?                                                                         NO

2.   Calculation of Distributable Amounts

Class A Note Beginning Principal Balance                                                                             $304,203,000.00

Class A Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00

Class A Noteholders' Share of the Principal Distribution Amount                                                                0.00%

Class A Noteholders' Principal Distributable Amount                                                                            $0.00


Class B Note Beginning Principal Balance                                                                              $26,452,783.00

Class B Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00

Class B Noteholders' Share of the Principal Distribution Amount                                                                0.00%

Class B Noteholders' Principal Distributable Amount                                                                            $0.00


Interest Accrued on Class A Notes this period           6.85%                                                          $1,736,492.13

Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                                            $0.00

Interest Due (in Arrears) on above Shortfall                                                                                   $0.00

Noteholders' Class A Interest Distributable Amount                                                                     $1,736,492.13


Interest Accrued on Class B Notes this period           6.85%                                                            $151,001.30

Noteholders' Class B Interest Carryover Shortfall (Previous Period)                                                            $0.00

Interest Due (in Arrears) on above Shortfall                                                                                   $0.00

Noteholders' Class B Interest Distributable Amount                                                                       $151,001.30


3.  Allocations from Collection Account

Interest Payment Account (IPA)                                                                                         $2,502,630.63


     Servicing Fee Shortfall (Previous Period)                                                                                 $0.00

     Servicing Fees Accrued during this Period                                       0.50%                               $137,773.24

     Servicing Fees Paid this Period from IPA                                                                            $137,773.24

     Preliminary Servicing Fee Shortfall (Current Period)                                                                      $0.00

     Withdrawal from Reserve Account to Cover Shortfall                                                                        $0.00

     Servicing Fee Shortfall (Current Period)                                                                                  $0.00


Remaining Interest Payment Account (IPA)                                                                               $2,364,857.39


     Administration Fee Shortfall (Previous Period)                                                                            $0.00

     Administration Fee Accrued during this Period                                $500/mon                                   $500.00

     Administration Fee Paid this Period from IPA                                                                            $500.00

     Preliminary Administration Fee Shortfall (Current Period)                                                                 $0.00

     Withdrawal from Reserve Account to Cover Shortfall                                                                        $0.00

     Administration Fee Shortfall (Current Period)                                                                             $0.00


Remaining Interest Payment Account (IPA)                                                                               $2,364,357.39


METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A                     SERVICER CERTIFICATE FOR JUNE 1998                      EXHIBIT 99.2

     Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                                       $0.00

     Interest Due (in Arrears) on above Shortfall                                                                              $0.00

     Interest Accrued on Class A Notes this period                                                                     $1,736,492.13

     Noteholders' Class A Interest Distributable Amount from IPA                                                       $1,736,492.13

     Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                                            $0.00

     Withdrawal from Reserve Account to Cover Shortfall                                                                        $0.00

     Noteholders' Class A Interest Carryover Shortfall (Current Period)                                                        $0.00


Remaining Interest Payment Account (IPA)                                                                                 $627,865.26


     Deposit to Reserve Account (from IPA)                                                                                     $0.00


Remaining Interest Payment Account (IPA)                                                                                 $627,865.26


     Deposit to Principal Funding Account (from IPA)                                                                           $0.00

     Receipt from Reserve Account for shortfall                                                                                $0.00

Remaining Interest Payment Account (IPA)                                                                                 $627,865.26


     Noteholders' Class B Interest Carryover Shortfall (Previous Period)                                                       $0.00

     Interest Due (in Arrears) on above Shortfall                                                                              $0.00

     Interest Accrued on Class B Notes this period                                                                       $151,001.30

     Noteholders' Class B Interest Distributable Amount from IPA                                                         $151,001.30

     Noteholders' Class B Interest Carryover Shortfall (Current Period)                                                        $0.00


Remaining Interest Payment Account (IPA)(to the Transferor)                                                              $476,863.96


Principal Funding Account (PFA)(including addition, if any, from IPA)                                                  $9,461,926.61


     Class A Noteholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00

     Class A Noteholders' Monthly Principal Distributable Amount                                                               $0.00

     Class A Noteholders' Principal Distributable Amount Paid from PFA                                                         $0.00

     Preliminary Class A Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00

     Withdrawal from Reserve Account to Cover Shortfall                                                                        $0.00

     Class A Noteholders' Principal Carryover Shortfall (Current Period)                                                       $0.00


Remaining Principal Funding Account (PFA)                                                                              $9,461,926.61


     Deposit to Reserve Account (from PFA)                                                                                     $0.00


Remaining Principal Funding Account (PFA)                                                                              $9,461,926.61


     Class B Noteholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00

     Class B Noteholders' Monthly Principal Distributable Amount                                                               $0.00

     Class B Noteholders' Principal Distributable Amount Paid from PFA                                                         $0.00

     Class B Noteholders' Principal Carryover Shortfall (Current Period)                                                       $0.00


Remaining Principal Funding Account                                                                                    $9,461,926.61

Amount to Transferor to purchase Subsequent Receivables                                                                $9,330,083.50
                                                                                                                       -------------
Ending Principal Funding Account Balance                                                                                 $131,843.11


4.   Distributions from Reserve Account

Beginning Reserve Account Balance                                                                                      $4,742,046.01


Distribution from Reserve Account                                                                                              $0.00

     Withdrawal from Reserve Account to Cover Servicing Fee Shortfall                                                          $0.00

     Withdrawal from Reserve Account to Cover Administration Fee Shortfall                                                     $0.00

     Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                                            $0.00


Preliminary Reserve Account Balance                                                                                    $4,742,046.01


     Deposit to Reserve Account (from IPA)                                                                                     $0.00


Preliminary Reserve Account Balance                                                                                    $4,742,046.01


Distribution from Reserve Account                                                                                              $0.00

     Class A Noteholders' Principal Carryover Shortfall (Current Period)                                                       $0.00

     Transfer to PFA for Realized Losses                                                                                       $0.00

Preliminary Reserve Account Balance                                                                                    $4,742,046.01


METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A                     SERVICER CERTIFICATE FOR JUNE 1998                      EXHIBIT 99.2

     Deposit to Reserve Account (from PFA)                                                                                     $0.00


Preliminary Reserve Account Balance                                                                                    $4,742,046.01


Specified Reserve Account Balance                                                                                      $4,742,046.01
Lessor of:
(a)  1.00% of Original Pool Balance at end of Collection Period plus additions; and      1.00%                         $4,742,046.01

(b)  Class A Principal Balance (End of Period)                                                                       $304,203,000.00


Is the Reserve Account greater than or equal to the Specified Reserve Account Balance?                                      YES

Excess Amount in Reserve Account released to Transferor                                                                        $0.00


Ending Reserve Account Balance                                                                                         $4,742,046.01


5.   Trigger Calculations

How many months has the Reserve Account been less than the Specified Reserve Account, if any?                                 0
Has the avg of the Trust Yields been less than the avg of the Base Rates over 3 consecutive months?                           NO
How many months has the Pool Balance been less than the Note Balance, if any?                                                 0


6.   Ending Balances
          Noteholders' Class A Interest Carryover Shortfall (Current Period)                                                   $0.00

          Noteholders' Class B Interest Carryover Shortfall (Current Period)                                                   $0.00

          Class A Noteholders' Principal Carryover Shortfall (Current Period)                                                  $0.00

          Class B Noteholders' Principal Carryover Shortfall (Current Period)                                                  $0.00


          Class A Note Principal Balance (End of Period)                                                             $304,203,000.00

          Class B Note Principal Balance (End of Period)                                                              $26,452,783.00

          Total Principal Balance of Notes (End of Period)                                                           $330,655,783.00


          Class A Note Pool Factor (End of Period)                            $304,203,000.00                              1.0000000

          Class B Note Pool Factor (End of Period)                            $26,452,783.00                               1.0000000

          Total Notes (End of Period)                                                                                      1.0000000


          Class A Notes Principal Balance at close of Revolving Period                                                          0.00

          Principal Pool Balance at close of Revolving Period                                                                   0.00

          Class A Noteholders Percentage at the close of the Revolving Period                                                  0.00%


          Servicer's Yield                                                                                                 28,908.65
